Subsequent events - Summary of Transaction (Details) - Feb. 28, 2021 - BPL Plasma, Inc. - Acquisition of ownership interest € in Thousands, $ in Thousands	USD ($)	EUR (€)
Events after the Reporting Period
Cash paid	$ 382,000	€ 313,887
Total business combination cost	382,000	313,887
Fair value of net assets acquired	17,424	14,317
Goodwill (excess of the cost of the business combination over the fair value of net assets acquired)	$ 364,576	€ 299,569